Quarterly Holdings Report
for
Fidelity Freedom® Blend 2060 Fund
June 30, 2026
FBF-Y60-NPRT1-0826
1.9892483.107
Bond Funds - 1.4%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	102,585	785,799
Fidelity Series Emerging Markets Debt Fund (b)	996,012	8,635,425
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	225,534	2,176,407
Fidelity Series Floating Rate High Income Fund (b)	164,912	1,429,785
Fidelity Series High Income Fund (b)	939,580	8,399,846
Fidelity Series Long-Term Treasury Bond Index Fund (b)	203,226	1,083,195
Fidelity Series Real Estate Income Fund (b)	140,431	1,421,162
TOTAL BOND FUNDS (Cost $23,107,017)		23,931,619

Domestic Equity Funds - 56.3%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (b)	8,609,960	234,535,315
Fidelity Series Commodity Strategy Fund (b)	32,900	3,527,183
Fidelity Series Large Cap Growth Index Fund (b)	4,789,292	149,809,056
Fidelity Series Large Cap Stock Fund (b)	5,234,308	154,516,784
Fidelity Series Large Cap Value Index Fund (b)	13,095,795	277,368,939
Fidelity Series Small Cap Core Fund (b)	2,714,899	44,089,963
Fidelity Series Small Cap Opportunities Fund (b)	1,441,650	29,135,742
Fidelity Series Value Discovery Fund (b)	5,331,941	99,494,017
TOTAL DOMESTIC EQUITY FUNDS (Cost $712,983,926)		992,476,999

International Equity Funds - 41.9%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	2,469,712	51,666,369
Fidelity Series Canada Index Fund (b)	1,824,690	18,246,903
Fidelity Series Emerging Markets Fund (b)	3,287,274	50,163,799
Fidelity Series Emerging Markets Opportunities Fund (b)	6,287,082	202,066,820
Fidelity Series International Growth Fund (b)	5,552,169	119,760,291
Fidelity Series International Index Fund (b)	2,722,396	45,273,439
Fidelity Series International Small Cap Fund (b)	719,094	13,598,072
Fidelity Series International Value Fund (b)	7,003,447	117,237,703
Fidelity Series Overseas Fund (b)	7,338,198	118,805,427
Fidelity Series Select International Small Cap Fund (b)	87,537	1,354,195
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $546,356,903)		738,173,018

U.S. Treasury Obligations - 0.4%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/16/2026 (d)	3.65	20,000	19,970
US Treasury Bills 0% 7/2/2026 (d)	3.63 to 3.65	1,450,000	1,449,856
US Treasury Bills 0% 7/23/2026 (d)	3.63	850,000	848,136
US Treasury Bills 0% 7/30/2026 (d)	3.62	1,250,000	1,246,381
US Treasury Bills 0% 7/9/2026 (d)	3.63	590,000	589,523
US Treasury Bills 0% 8/13/2026 (d)	3.63	750,000	746,731
US Treasury Bills 0% 8/27/2026 (d)	3.62 to 3.63	370,000	367,849
US Treasury Bills 0% 8/6/2026 (d)	3.63	270,000	269,024
US Treasury Bills 0% 9/10/2026 (d)	3.66 to 3.67	370,000	367,340
US Treasury Bills 0% 9/17/2026 (d)	3.66 to 3.70	130,000	128,973
US Treasury Bills 0% 9/24/2026 (d)	3.70 to 3.72	140,000	138,791
US Treasury Bills 0% 9/3/2026 (d)	3.66	50,000	49,675
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,222,365)			6,222,249

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $3,122,550)	3.69	3,121,940	3,122,564

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,291,792,761)	1,763,926,449
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,851,998)
NET ASSETS - 100.0%	1,762,074,451

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT US Treasury Long Bond Contracts (United States)	360	9/2026	40,702,500	978,052
CBOT US Treasury Ultra Bond Contracts (United States)	448	9/2026	51,772,000	284,331
ICE MSCI EAFE Index Contracts (United States)	82	9/2026	12,895,730	(21,212)
ICE MSCI Emerging Markets Index Contracts (United States)	160	9/2026	14,058,400	(8,345)
TOTAL LONG				1,232,826
SHORT
CME E-Mini Russell 2000 Index Contracts (United States)	(78)	9/2026	(11,877,840)	(378,151)
CME E-Mini S&P 500 Index Contracts (United States)	(29)	9/2026	(10,944,963)	(129,926)
TOTAL SHORT				(508,077)
TOTAL FUTURES CONTRACTS				724,749

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,222,249.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,042,194	15,039,520	13,959,164	17,139	-	14	3,122,564	3,121,940	0.0%
Total	2,042,194	15,039,520	13,959,164	17,139	-	14	3,122,564

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	731,533	58,610	12,059	386	50	7,665	785,799	102,585
Fidelity Series Blue Chip Growth Fund	191,350,700	15,795,079	23,801,905	-	1,843,148	49,348,293	234,535,315	8,609,960
Fidelity Series Canada Fund	59,595,499	6,390,923	15,799,606	-	379,623	1,099,930	51,666,369	2,469,712
Fidelity Series Canada Index Fund	-	18,246,903	-	-	-	-	18,246,903	1,824,690
Fidelity Series Commodity Strategy Fund	9,870,592	513,171	6,647,458	-	920,133	(1,129,255)	3,527,183	32,900
Fidelity Series Emerging Markets Debt Fund	7,814,748	648,497	109,165	116,462	402	280,943	8,635,425	996,012
Fidelity Series Emerging Markets Debt Local Currency Fund	1,997,603	135,856	28,138	-	116	70,970	2,176,407	225,534
Fidelity Series Emerging Markets Fund	38,756,100	3,769,149	547,425	-	(3,098)	8,189,073	50,163,799	3,287,274
Fidelity Series Emerging Markets Opportunities Fund	154,445,036	12,839,609	2,186,406	-	(113)	36,968,694	202,066,820	6,287,082
Fidelity Series Floating Rate High Income Fund	1,326,882	121,908	20,101	24,866	(117)	1,213	1,429,785	164,912
Fidelity Series Government Money Market Fund	-	953,358	953,358	1,910	-	-	-	-
Fidelity Series High Income Fund	7,733,910	650,913	107,156	128,582	241	121,938	8,399,846	939,580
Fidelity Series International Growth Fund	99,372,488	7,949,308	2,938,629	-	112,249	15,264,875	119,760,291	5,552,169
Fidelity Series International Index Fund	38,306,458	4,000,887	530,763	-	(20,467)	3,517,324	45,273,439	2,722,396
Fidelity Series International Small Cap Fund	13,915,075	-	1,450,380	-	61,259	1,072,118	13,598,072	719,094
Fidelity Series International Value Fund	99,988,843	12,630,195	1,355,814	-	(39,152)	6,013,631	117,237,703	7,003,447
Fidelity Series Large Cap Growth Index Fund	121,982,576	14,926,759	6,938,740	574,085	27,768	19,810,693	149,809,056	4,789,292
Fidelity Series Large Cap Stock Fund	119,506,275	21,653,357	1,638,741	-	(5,483)	15,001,376	154,516,784	5,234,308
Fidelity Series Large Cap Value Index Fund	226,218,058	26,195,041	7,267,527	-	50,061	32,173,306	277,368,939	13,095,795
Fidelity Series Long-Term Treasury Bond Index Fund	12,529,938	685,514	12,019,440	60,341	(24,961)	(87,856)	1,083,195	203,226
Fidelity Series Overseas Fund	99,635,187	9,208,149	1,586,572	-	(28,115)	11,576,778	118,805,427	7,338,198
Fidelity Series Real Estate Income Fund	1,317,446	109,538	20,100	12,497	57	14,221	1,421,162	140,431
Fidelity Series Select International Small Cap Fund	1,157,735	93,397	-	-	-	103,063	1,354,195	87,537
Fidelity Series Small Cap Core Fund	45,052,242	2,181,097	10,684,605	1,604,095	1,935,033	5,606,196	44,089,963	2,714,899
Fidelity Series Small Cap Opportunities Fund	22,307,639	2,740,547	307,369	-	51,609	4,343,316	29,135,742	1,441,650
Fidelity Series Treasury Bill Index Fund	-	4,380,347	4,380,347	8,780	-	-	-	-
Fidelity Series Value Discovery Fund	80,825,278	11,287,032	1,756,204	-	19,201	9,118,710	99,494,017	5,331,941
	1,455,737,841	178,165,144	103,088,008	2,532,004	5,279,444	218,487,215	1,754,581,636

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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